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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section l3 or l5(d) of the
                         Securities Exchange Act of l934

         Date of Report (Date of earliest event reported) March 16, 1998
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                             SLM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   34-0-19596                13-36-32297
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  (State of other juris-           (Commission             (I.R.S. Employer
diction of incorporation)          File Number)           Identification No.)


                               c/o Maska U.S.,Inc.

139 HARVEST LANE, P.O. BOX 1200, WILLISTON, VT                     05495
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   (Address of principal executive offices)                     (Zip Code)


                                 (802) 872-4226
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On March 13, 1998, SLM International, Inc. (the "Company") and its U.S. subsidiary, Maska U.S., Inc., consummated Waiver and Amendment No. 4 to Credit Agreement dated as of March 6, 1998 (the "Credit Agreement Amendment") with the lenders referred to therein (the "Lenders") and The Chase Manhattan Bank, as agent for the Lenders ("Chase").

     Pursuant to the Credit Agreement Amendment, the Lenders, among other things: (i) consented to the redemption of all the Company's 14% Senior Secured Notes due April 1, 2004 (the "Senior Notes") issued pursuant to the Indenture, dated as of April 1, 1997, among the Company, the guarantors named therein and The Bank of New York, as trustee; (ii) consented to the conversion of certain trade payables and long term indebtedness in an aggregate amount of $18,000,000 owing to the Company by one of its subsidiaries, Sport Maska Inc., into capital stock of such subsidiary (the "Conversion"); provided at the time of such Conversion such stock is pledged as collateral to the Lenders; and (iii) amended the revolving credit termination date to permit a one-year extension thereof to April 11, 2001. After giving effect to the Credit Agreement Amendment, the total aggregate commitment of the Lenders is $60,000,000.

     Pursuant to the Credit Agreement Amendment, the proceeds of the new term loans may only be used to redeem the Senior Notes as described below. The Company intends to effect the Conversion on or about March 31, 1998.

     On March 16, 1998, Sport Maska Inc., a corporation amalgamated under the laws of the Province of New Brunswick ("SMI") and a wholly-owned subsidiary of the Company, consummated Amending Agreement No. 2, dated as of March 10, 1998 to the Credit Agreement dated as of April 1, 1997 (the "Canadian Amendment") between SMI and The Chase Manhattan Bank of Canada ("Chase Canada"). Pursuant to the Canadian Amendment, Chase Canada, among other things, amended the revolving credit termination date, in the same manner as the Credit Agreement Amendment.

     On March 16, 1998, the Company redeemed all of its Senior Notes. The redemption consisted of $29,500,000 in principal amount of Senior Notes, together with accrued interest thereon, and a 1% prepayment penalty.


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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          1. Waiver and Amendment No. 4 to Credit Agreement dated as of March 6, 1998.

          2.   Amending Agreement No. 2, dated as of March 10, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SLM INTERNATIONAL, INC.
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                                                                  (Registrant)


                                       /s/ R. J. DAVID
                                           --------------------------------
                                           Russell J. David         (Signature)
                                           Senior Vice President, Finance

Date:  March 24, 1998